SCHEDULE 14C INFORMATION

                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


         |X| Preliminary Information Statement

         | | Confidential, for Use of the Commission Only (as permitted by
             Rule 14c-5(d)(2))

         | | Definitive Information Statement


                           INTEGRATED BIOPHARMA, INC.

                  (Name of Registrant As Specified In Charter)

         |X| No fee required.

         | | Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

             1) Title of each class of securities to which transaction applies:

             2) Aggregate number of securities to which transaction applies:

             3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

             4) Proposed maximum aggregate value of transaction:

             5) Total fee paid:

         | | Fee paid previously with preliminary materials.

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         | | Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

             1) Amount Previously Paid:

             2) Form, Schedule or Registration Statement No.:

             3) Filing Party:

             4) Date Filed:

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205
                                 (973) 926-0816

                 NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT


To All Stockholders of Integrated BioPharma, Inc.:


         The purpose of this letter is to inform you that we intend to take the following actions by written consent of our stockholders:

1. To ratify the issuance to certain investors of shares of preferred stock, warrants to purchase common stock, additional investment rights and shares of common stock issuable upon the exercise or conversion of such securities.

2. To ratify the issuance to an investor of shares of common stock, a warrant to purchase common stock and shares of common stock issuable upon the exercise of such warrant.

         The holders of a majority of our outstanding common stock, owning approximately 56% of the outstanding shares of our common stock, have executed a written consent in favor of the actions described above that are described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed actions and allow us to take the proposed actions on or about September 22, 2004.

         WE ARE NOT ASKING FOR YOUR PROXY. Because the written consent of the holders of a majority of our common stock satisfies any applicable stockholder voting requirement of the Delaware General Corporation Law and our Certificate of Incorporation and By-laws, we are not asking for a proxy and you are not requested to send one.

         The accompanying Information Statement is for informational purposes only and explains the ratification by our stockholders of the issuance of the securities. Please read the accompanying Information Statement carefully.

September 2, 2004

                                        On Behalf of Your Board of Directors



                                        E. Gerald Kay
                                        Chief Executive Officer

                           INTEGRATED BIOPHARMA, INC.
                                 225 Long Avenue
                           Hillside, New Jersey 07205
                                 (973) 926-0816


                              INFORMATION STATEMENT

                                SEPTEMBER 2, 2004


                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement is being mailed on or about September 2, 2004 to the stockholders of record of Integrated BioPharma, Inc. at the close of business on August 18, 2004. This Information Statement is being sent to you for informational purposes only. No action is requested or required on your part.

         This Information Statement is being furnished to you to inform you of the adoption of resolutions by written consent by the holders of a majority of the outstanding shares of our common stock, par value $.002 per share. The resolutions adopted by these stockholders give us the authority to take the following actions:

1. To ratify the issuance to certain investors of shares of preferred stock, warrants to purchase common stock, additional investment rights and shares of common stock issuable upon the exercise or conversion of such securities.

2. To ratify the issuance to an investor of shares of common stock, a warrant to purchase common stock and shares of common stock issuable upon the exercise of such warrant.

         The board of directors of Integrated BioPharma has adopted resolutions authorizing the taking of each of the actions described above and recommended that the stockholders adopt resolutions approving these actions.

         As of the close of business on the record date, we had 12,475,790 shares of common stock outstanding. The common stock is our only class of securities entitled to vote. Each outstanding share of common stock is entitled to one vote per share.

         The affirmative consent of the holders of a majority of our outstanding common stock is required to approve each of the actions described above in the absence of a meeting of stockholders. The requisite stockholder approval of each of the actions described above was obtained by the execution of written consents in favor of these actions by the holders of approximately 56% of the outstanding shares of common stock, allowing Integrated BioPharma to take the proposed actions on or about September 22, 2004.

         This Information Statement is first being mailed on or about September 2, 2004. This Information Statement constitutes notice to our stockholders of corporate action by stockholders without a meeting as required by Section 228(e) of the Delaware General Corporation Law.

         We will bear the expenses of mailing this Information Statement, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may in the future supplement it. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward this Information Statement to the beneficial owners of our common stock held of record by these persons and that we will reimburse them for their reasonable expenses incurred in this process.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information regarding the number of shares of common stock of Integrated BioPharma beneficially owned on August 18, 2004, by:

         * each person who is known by Integrated BioPharma to beneficially own 5% or more of the common stock of Integrated BioPharma;

         * each of the directors and executive officers of Integrated BioPharma; and

         * all of Integrated BioPharma's directors and executive officers, as a group.

         The address of each of the persons listed below is c/o Integrated BioPharma Inc., 225 Long Avenue, Hillside, New Jersey 07205.


        Name of                      Number of Shares      Percentage of Shares
    Beneficial Owner              Beneficially Owned (1)  Beneficially Owned (2)
    ----------------              ----------------------  ----------------------

E. Gerald Kay                          5,925,668(3)              42.1%
Carl DeSantis                          2,310,417(4)              18.3%
Robert B. Kay                          1,019,629(5)               8.0%
Seymour Flug                           1,066,033(6)               8.1%
Riva Sheppard                          1,119,467(7)               8.6%
Christina Kay                          1,119,467(7)               8.6%
Eric Friedman                          563,666(8)                 4.3%
Robert Canarick                        128,533(9)                 1.0%
Directors and executive officers
as a group (8 persons)                 13,252,880(10)            78.8%

------------------------
* Less than 1% of outstanding shares

(1) Unless otherwise indicated, includes shares owned by a spouse, minor children, by relatives sharing the same home, and entities owned or controlled by the named person. Also includes shares if the named person has the right to acquire such shares within 60 days after August 18, 2004, by the exercise of any warrant, stock option or other right. Unless otherwise noted, shares are owned of record and beneficially by the named person.

(2) Based upon 12,475,790 shares of common stock outstanding on August 18, 2004.

(3) Includes (i) 819,629 shares of common stock held by EGK LLC, of which Mr. Kay is the manager, and (ii) 1,584,632 shares of common stock issuable upon exercise of presently exercisable stock options.

(4) Includes (i) 819,629 shares of common stock held by CDS Group Holdings, LLC, of which Mr. DeSantis is the manager, and (ii) 175,000 shares of common stock issuable upon exercise of a presently exercisable warrant.

(5) Includes (i) 819,629 shares of common stock held by EVJ LLC, of which Mr. Kay is the manager, and (ii) 200,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(6) Includes 750,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(7) Includes 516,666 shares of common stock issuable upon exercise of presently exercisable stock options.

(8) Includes 491,666 shares of common stock issuable upon exercise of presently exercisable stock options.

(9) Includes 100,000 shares of common stock issuable upon exercise of presently exercisable stock options.

(10) Includes (i) 4,159,630 shares of common stock issuable upon exercise of presently exercisable stock options, and (ii) 175,000 shares of common stock issuable upon exercise of a presently exercisable warrant.


                            STOCKHOLDER RESOLUTION #1

              Ratification of Private Placement of Preferred Stock,
                   Warrants and Additional Investment Rights

         In April 2004, we completed a private placement of securities with Alexandra Global Master Fund Ltd., Takeley Investments Limited and IIG Equity Opportunities Fund Ltd., in which we sold an aggregate of 750 shares of Series B Redeemable Convertible Preferred Stock and warrants to purchase 375,000 shares of common stock, for a purchase price of $7,500,000. The investors were also granted additional investment rights for an eighteen-month period to purchase 375 shares of Series B Redeemable Convertible Preferred Stock and warrants to purchase 187,500 shares of common stock. The aggregate exercise price for the additional investment rights is $3,750,000.

         Pursuant to Section 713(a) of the Company Guide of the American Stock Exchange, stockholder approval is required for a transaction which may result in the issuance by us of 20% or more of our outstanding common stock on the date of issuance of the Series B Redeemable Convertible Preferred Stock at a price per share less than the greater of the book value or the market value of the common

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

stock. The Certificate of Designations, Preferences and Rights for the Series B Redeemable Convertible Preferred Stock contemplates stockholder approval for the issuance of the common stock issuable upon exercise or conversion of the Series B Redeemable Convertible Preferred Stock, the warrants and the additional investment rights in accordance with Section 713(a) of the Company Guide of the American Stock Exchange, prior to the time that the sum of the aggregate number of the shares of common stock actually issued upon exercise or conversion of or otherwise pursuant to the Series B Redeemable Convertible Preferred Stock, the warrants and the additional investment rights plus the aggregate number of the shares of common stock that remain issuable upon exercise or conversion of or otherwise pursuant to the Series B Redeemable Convertible Preferred Stock, the warrants and the additional investment rights at the then effective conversion price, represents more than 19.99% of the outstanding common stock on the date of issuance of the Series B Redeemable Convertible Preferred Stock (i.e., 2,123,116 shares of common stock). Because the aggregate number of shares of common stock issued and issuable upon conversion of the Series B Redeemable Convertible Preferred Stock, the warrants and the additional investment rights (based on the current conversion and exercise prices) exceeds 2,123,116 shares of the common stock, we are required to obtain stockholder approval of the issuance of the Series B Redeemable Convertible Preferred Stock and the common stock issued and issuable upon conversion of the Series B Redeemable Convertible Preferred Stock, the warrants and the additional investment rights in accordance with Section 713(a) of the Company Guide of the American Stock Exchange.

         Accordingly, our Board of Directors has sought and obtained from our stockholders approval of our issuance of the Series B Redeemable Convertible Preferred Stock and the common stock issued and issuable in connection with the conversion or exercise of the Series B Redeemable Convertible Preferred Stock, the warrants and the additional investment rights in accordance with Section 713(a) of the Company Guide of the American Stock Exchange. There is no guarantee that the holders of the Series B Redeemable Convertible Preferred Stock, the warrants and the additional investment rights will convert or exercise their securities in the future. The likelihood that the holders of the Series B Redeemable Convertible Preferred Stock will convert or exercise securities also depends on the then current trading price of the common stock. To date, two of the private placement investors have converted an aggregate of 50 shares of Series B Redeemable Convertible Preferred Stock into common stock. None of the private placement investors have exercised any warrants or additional investment rights. At this time, we have not received an indication from the private placement investors that they intend to convert their remaining securities at any particular time in the future.


                            STOCKHOLDER RESOLUTION #2

         Ratification of Private Placement of Common Stock and Warrants

         In May 2004, we completed a private placement of securities with Damon DeSantis, in which we sold 500,000 shares of common stock and warrants to purchase 50,000 shares of common stock, for a purchase price of $5,000,000.

         The private placement of securities with Damon DeSantis was a separate transaction from the private placement with the three other investors described above, and the number of shares of common stock that have been issued and remain issuable to Mr. DeSantis upon exercise of the warrants does not represent more than 19.99% of the outstanding common stock on the date of the private placement. Stockholder approval for this transaction is therefore not required pursuant to Section 713(a) of the Company Guide of the American Stock Exchange. However, we decided to obtain such approval in the event that the private placement with Mr. DeSantis was deemed to be part of the same transaction as the private placement with the other three investors described above.

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

                       BOARD OF DIRECTORS' RECOMMENDATIONS
                            AND STOCKHOLDER APPROVALS

         On April 18, 2004 and April 30, 2004, respectively, our board of directors considered and unanimously approved each of the two actions described in this Information Statement. The affirmative consent of the holders of a majority of Integrated BioPharma's issued and outstanding shares of common stock was required to ratify each of the actions described in this Information Statement in the absence of a meeting of stockholders. The requisite stockholder ratification of each of the actions described in this Information Statement was obtained by the execution of written consents in favor of such actions by the holders of a majority of our outstanding shares of common stock without the need to solicit votes, allowing Integrated BioPharma to take the proposed actions on or about September 22, 2004.

         The information contained in this Information Statement constitutes the only notice any stockholder will be provided.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         None of our officers, directors or any of their respective affiliates has any interest in any of the matters to be acted upon, as set forth in this Information Statement.

                           FORWARD-LOOKING STATEMENTS

         This Information Statement may contain certain "forward-looking" statements as such term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases, which represent our expectations or beliefs, including but not limited to, statements concerning our operations, economic performance, financial condition, growth and acquisition strategies, investments, and future operational plans. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "will," "expect," "believe," "anticipate," "intend," "could," "estimate," "might," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including uncertainty related to acquisitions, governmental regulation, managing and maintaining growth, volatility of stock prices and any other factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.


                       WHERE YOU CAN FIND MORE INFORMATION

         We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and in accordance with this act, we file periodic reports, documents and other information with the U.S. Securities and Exchange Commission relating to our business, financial statements and other matters. These reports and other information may be inspected and are available for copying at the offices of the U.S. Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549. Our SEC filings are also available to the public from the SEC's website at http://www.sec.gov.


                     INCORPORATION OF FINANCIAL INFORMATION

         Our Annual Report on Form 10-KSB for the fiscal year ended June 30, 2003, as filed with the U.S. Securities and Exchange Commission on September 29, 2003, as well as our Quarterly Reports on Form 10-QSB for the periods ended September 30, 2003, December 31, 2003 and March 31, 2004, as filed with the U.S.

Securities and Exchange Commission on November 14, 2003, February 13, 2004 and May 14, 2004, respectively (Commission File No. 000-28876), are incorporated in their entirety by reference into this Information Statement.

         As the requisite stockholder vote for each of the actions described in this Information Statement was obtained upon the delivery of written consents from the holders of a majority of our outstanding shares of common stock, WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. This Information Statement is for informational purposes only. Please read this Information Statement carefully.

                       By Order of the Board of Directors


                                                E. GERALD KAY
                                                Chief Executive Officer

September 2, 2004

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